EXHIBIT 10.7

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM ADMINISTRATION
DIVISION OF BUSINESS AND FINANCE
CONTRACT AMENDMENT

1. AMENDMENT NUMBER: 12
2. CONTRACT NO.: YH04-0001-06
3. EFFECTIVE DATE OF AMENDMENT: January 1, 2006
4. PROGRAM: DHCM
5. CONTRACTOR'S NAME AND ADDRESS:
   Phoenix Health Plan/Community Connection
   7878 N. 16th Street
   Phoenix, Arizona  85020
6. PURPOSE:
   To incorporate the changes below and to amend capitation rates.

7. The above referenced contract is hereby amended as follows:

   A.	SECTION B, CAPITATION RATES - SEE ATTACHED RATE SHEET

   B.	SECTION C, DEFINITIONS: MEDICARE PART D EXCLUDED DRUGS

	Medicare Part D is the Prescription Drug Coverage option available to Medicare beneficiaries, including those also eligible for Medicaid. Medications that are available under this benefit will not be covered by AHCCCS post January 1, 2006. There are certain drugs that are excluded from coverage by Medicare, and will continue to be covered by AHCCCS. Those medications are barbiturates, benzodiazepines, and over the counter medication as defined in the AMPM. Prescription medications that are covered under Medicare, but are not on Part D Health Plan's formulary are not considered excluded drugs, and will not be covered by AHCCCS.

   C.	SECTION D, PROGRAM REQUIREMENTS, Paragraph 29, Network Management:

	Insert the following language at the end of the Network Management paragraph:

	Homeless Clinics:
	Contractors in Maricopa and Pima County must contract with homeless clinics at the AHCCCS Fee-for-Service rate for Primary Care services on or before April 1, 2006. Contracts must stipulate that:

	1. Only those members that request a homeless clinic as a PCP may be assigned to them; and
	2. Members assigned to a homeless clinic may be referred out-of-network for needed specialty services

	The Contractor must make resources available to assist homeless clinics with administrative issues such as obtaining Prior Authorization, and resolving claims issues.

	AHCCCSA will convene meetings, as necessary, with the Contractors and the homeless clinics to resolve administrative issues and perceived barriers to the homeless members receiving care. Representatives from the Contractor must attend these meetings.

   D.	SECTION D, PROGRAM REQUIREMENTS, Paragraph 57, Reinsurance

	Insert the following language under Reinsurance Audits

	For CYE 2002, CYE 2003, CYE 2004, and CYE 2005, the Reinsurance Audit Process as described in contract is discontinued. No audit related recoupments will be made on reinsurance payments made for services delivered in the above listed contract years.

	Delete the Pre-Audit paragraph and replace it with the following language:

	Pre-Audit: Beginning in CYE 2006 medical audits on prospective and prior period coverage reinsurance cases will be conducted on a statistically significant random sample selected based on utilization trends. The Division of Health Care Management will select reinsurance cases based on encounter data received during the contract year to assure timeliness of the audit process. The Contractor will be notified of the documentation required for the medical audit. For closed contracts, a 100% audit may be conducted.

   E.	SECTION D, PROGRAM REQUIREMENTS, Paragraph 60, Medicare Services and
	Cost Sharing

	Insert the following language after the first paragraph:

	When a person with Medicare who is also eligible for Medicaid
	(dual eligible) is in a medical institution that is funded by Medicaid for a full calendar month, the dual eligible person is not required to pay co-payments for their Medicare covered prescription medications for the remainder of the calendar year. To ensure appropriate information is communicated for these members to the Center for Medicare and Medicaid Services (CMS), effective January 1,2006 the Contractor must, using the approved form, notify the AHCCCS Member File Integrity Section (MFIS), via fax at (602) 253-4807 as soon as it determines that a dual eligible person is expected to be in a medical institution that is funded by Medicaid for a full calendar month, regardless of the status of the dual eligible person's Medicare lifetime or annual benefits. This includes:
	a. Members who have Medicare part "B" only;
	b. Members who have used their Medicare part "A" life time inpatient benefit;
	c. Members who are in a continuous placement in a single medical institution or any combination of continuous placements in a medical institution.

	For purposes of the medical institution notification, medical institutions are defined as acute hospitals, psychiatric hospital -
	Non IMD, psychiatric hospital - IMD, residential treatment center -
	Non IMD, residential treatment center - IMD, skilled nursing facilities, and Intermediate Care Facilities for the Mentally Retarded.

   F.	SECTION D, PROGRAM REQUIREMENTS, Paragraph 78, Medicare Modernization
	Act (MMA)

	Delete Paragraph 78, Medicare Modernization Act language and insert the following:

	The Medicare Modernization Act of 2003 created a prescription drug benefit called Medicare Part D for individuals who are eligible for Medicare Part A and/or enrolled in Medicare Part B. Beginning January 1,2006, AHCCCS will no longer cover prescription drugs that are covered under Part D for dual eligible members. AHCCCS will not cover prescription drugs for this population whether or not they are enrolled in Medicare Part D. Capitation rates will be adjusted accordingly to account for this change.

	Drugs Excluded from Medicare Part D: AHCCCS will continue to cover those drugs ordered by a PCP, attending physician, dentist or other authorized prescriber and dispensed under the direction of a licensed pharmacist subject to limitations related to prescription supply amounts, contractor formularies and prior authorization requirements if they are excluded from Medicare Part D coverage. Medications that are covered by Part D, but are not on a specific Part D Health Plan's formulary are not considered excluded drugs and will not be covered by AHCCCS.

	As the Medicare Modernization Act is fully implemented, there may be required changes to business practices of AHCCCS and contractors or the contract. AHCCCS will identify potential impacts and work with contractors to implement necessary program changes.

   G.	PURSUANT TO SECTION E, CONTRACT CLAUSES, PARAGRAPH 46 and SECTION F,
	ATTACHMENT A, MINIMUM SUBCONTRACT PROVISIONS, PARAGRAPH 27

	Please insert the following FEDERAL IMMIGRATION AND NATIONALITY ACT language in Paragraph 46 and 27 of the Sections listed above.

	All subcontracts must contain the following provision by October 1,2006

	The Contractor shall comply with all federal, state and local immigration laws and regulations relating to the immigration status of their employees during the term of the contract. Further, the Contractor shall flow down this requirement to all subcontractors utilized during the term of the contract. The State shall retain the right to perform random audits of contractor and subcontractor records or to inspect papers of any employee thereof to ensure compliance. Should the State determine that the contractor and/or any subcontractors be found noncompliant, the State may pursue all remedies allowed by law, including, but not limited to; suspension of work, termination of the contract for default and suspension and/or debarment of the Contractor.

NOTE:	Please sign and date both and return one original to:
	Gary L. Callahan, Contract Management Supervisor
	AHCCCS Contracts and Purchasing
      	701 E. Jefferson, MD 5700
	Phoenix AZ 85034

8.	EXCEPT AS PROVIDED FOR HEREIN, ALL TERMS AND CONDITIONS OF THE ORIGINAL
	CONTRACT NOT HERETOFORE CHANGED AND/OR AMENDED REMAIN UNCHANGED AND IN FULL EFFECT.

	IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT.

9.	NAME OF CONTRACTOR:
	PHOENIX HEALTH PLAN

	SIGNATURE OF AUTHORIZED INDIVIDUAL:
	/s/NANCY NOVICK
	TITLE: CHIEF EXECUTIVE OFFICER
	DATE: 12/21/05

10.	ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
	/s/MICHAEL VIET
	MICHAEL VEIT
	TITLE: CONTRACTS & PURCHASING ADMINISTRATOR
	DATE: December 14, 2005

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
CAPITATION RATE SUMMARY - ACUTE RATES
Phoenix Health Plan/Community Connection
1/1/06-9/30/06

Title XIX and KidsCare Rates:
TANF <1, M/F
8  Gila/Pinal	$443.79
12 Maricopa	$429.35

TANF 1-13, M/F
8  Gila/Pinal	$107.10
12 Maricopa	$102.56

TANF 14-44, F
8  Gila/Pinal	$185.63
12 Maricopa	$182.34

TANF 14-44, M
8  Gila/Pinal	$127.74
12 Maricopa	$123.61

TANF 45+, M/F
8  Gila/Pinal	$355.04
12 Maricopa	$366.70

SSI w/Med
8  Gila/Pinal	$182.81
12 Maricopa	$171.07

SSI w/o Med
8  Gila/Pinal	$576.64
12 Maricopa	$564.50

SFP
8  Gila/Pinal	$16.85
12 Maricopa	$18.08

Maternity Delivery Supplement
8  Gila/Pinal	$6,102.18
12 Maricopa	$6,074.03

Non-MED
8  Gila/Pinal	$425.54
12 Maricopa	$428.84

MED
8  Gila/Pinal	$820.62
12 Maricopa	$825.41

MED Hospital Supplement
8  Gila/Pinal	$10,021.35
12 Maricopa	$9,902.59

PPC Rates:
TANF <1, M/F
8  Gila/Pinal	$762.80
12 Maricopa	$1,236.65

TANF 1-13, M/F
8  Gila/Pinal	$41.29
12 Maricopa	$41.29

TANF 14-44, F
8  Gila/Pinal	$150.39
12 Maricopa	$156.42

TANF 14-44, M
8  Gila/Pinal	$122.52
12 Maricopa	$127.43

TANF 45+, M/F
8  Gila/Pinal	$283.36
12 Maricopa	$294.68

SSI w/Med
8  Gila/Pinal	$40.89
12 Maricopa	$32.08

SSI w/o Med
8  Gila/Pinal	$90.61
12 Maricopa	$85.48

Non-MED
8  Gila/Pinal	$590.91
12 Maricopa	$573.80

MED
8  Gila/Pinal	$1,558.69
12 Maricopa	$1,546.92

Other Rates:
HIFA 14-44, F
8  Gila/Pinal	$209.97
12 Maricopa	$206.52

HIFA 14-44, M
8  Gila/Pinal	$139.32
12 Maricopa	$134.86

HIFA 45+, M/F
8  Gila/Pinal	$392.94
12 Maricopa	$406.12

HIV/AIDS Supplement
8  Gila/Pinal	$755.46
12 Maricopa	$755.46